Exhibit 10.1
WAIVER AND AMENDMENT NO. 7
TO
CREDIT AGREEMENT
          THIS WAIVER AND AMENDMENT NO. 7 TO CREDIT AGREEMENT (this “Amendment”), dated as of June 9, 2010, is by and among BALDWIN TECHNOLOGY COMPANY, INC., a Delaware corporation (“Parent”), BALDWIN GERMANY HOLDING GMBH, a German company (“Newco”), BALDWIN GERMANY GMBH, a German company (“BGG”), BALDWIN OXY-DRY GMBH (formerly known as “OXY-DRY MASCHINEN GMBH”), a German company (“Oxy-Dry GmbH”, and, collectively with the Parent, Newco and BGG, the “Borrowers”), the other Credit Parties (as defined in the Guaranty and Collateral Agreement (as defined below)) a party hereto, the Lenders (as defined in the Credit Agreement referred to below) signatory hereto and BANK OF AMERICA, N.A., a national banking association (as successor-by-merger to LASALLE BANK NATIONAL ASSOCIATION), in its capacity as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders.
PRELIMINARY STATEMENTS
          A. The Borrowers, the Lenders and the Administrative Agent are parties to that certain Credit Agreement, dated as of November 21, 2006, as amended by that certain (i) Amendment to Credit Agreement dated as of December 29, 2006, (ii) Waiver, Consent and Amendment No. 2, dated as of April 18, 2007, (iii) Waiver, Consent and Amendment No. 3 to Credit Agreement dated as of January 3, 2008, (iv) Amendment No. 4 to Credit Agreement dated as of February 26, 2008, (v) Modification and Limited Waiver Agreement dated as of March 31, 2009, as amended and restated as of May 15, 2009 and amended on June 22, 2009 (such Modification and Limited Waiver Agreement, as so amended and restated and as so amended, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Modification and Limited Waiver”), (vi) Waiver and Amendment No. 5 to Credit Agreement dated as of July 31, 2009 (“Amendment No. 5”) and (vii) Waiver and Amendment No. 6 dated as of May 12, 2010 (“Amendment No. 6”);
          B. The term “Credit Agreement” as used in this Amendment shall mean such Credit Agreement as amended as set forth in paragraph A above;
          C. The Guaranty and Collateral Agreement (as defined in the Credit Agreement) was amended pursuant to an Amendment No. 1 to Guaranty and Collateral Agreement, dated as of June 24, 2009; and by an Amendment No. 2 to Guaranty and Collateral Agreement, dated as of February 16, 2010;
          D. The Borrowers have requested that Lenders constituting at least the Required Lenders agree to further amend the Credit Agreement to (i) make certain modifications to the required Currency Adjusted Net Sales financial covenant set forth in Section 11.14.4 of the Credit Agreement, (ii) make certain modifications to the EBITDA financial covenant set forth in Section 11.14.1 of the Credit Agreement, (iii) make certain modifications to the definitions of Consolidated Net Income,EBITDA and Excess Cash Flow, and (iv) permit, subject to the terms and conditions set forth below, the Nordson UV Acquisition (as defined below) and the incurrence by the Parent of Debt under the Nordson UV Acquisition Note (as defined below);
          E. The Borrowers have notified the Lenders and the Administrative Agent that the Minimum Liquidity and Currency Adjusted Net Sales Certificate (in the form required prior to the amendments set forth in this Amendment) with respect to the Currency Adjusted Net Sales for the consecutive three-month period ending May 31, 2010 would show the Currency Adjusted Net Sales for the consecutive three-month period ending May 31, 2010 to be less than $40,080,000 in breach of the requirement of the financial covenant set forth in Section 11.14.4 of the Credit Agreement (as it existed prior to the amendments set forth in this Amendment) that Currency Adjusted Net Sales for the consecutive three-month period ending May 31, 2010 not be less than $40,080,000 (the Event of Default resulting from such breach is referred to below in this Amendment as the “Specified Event of Default”);
          F. The Borrowers have requested that Lenders constituting at least the Required Lenders waive the Specified Event of Default; and
          G. The Lenders signatories hereto, representing at least the Required Lenders, are willing to provide for such amendments and waiver, all upon the terms and subject to the conditions set forth in this Amendment.
NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:
ARTICLE I
DEFINITIONS
     1.01 Capitalized terms used in this Amendment and not defined herein shall have the meanings ascribed to such terms in the Credit Agreement unless otherwise stated herein.
ARTICLE II
AMENDMENTS
     2.01 Amendment to Section 1.1: Addition of New Definitions. Section 1.1 of the Credit Agreement is hereby amended by adding the following new definitions (to be inserted in proper alphabetical order):
Amendment No. 6 means that certain Waiver and Amendment No. 6 to Credit Agreement dated as of May 12, 2010, among Borrowers, the other Credit Parties a party thereto, the Lenders signatory thereto and the Administrative Agent, as amended, restated, supplemented or otherwise modified from time to time.
Amendment No. 7 means that certain Waiver and Amendment No. 7 to Credit Agreement dated as of June 9, 2010, among Borrowers, the other Credit Parties a party thereto, the Lenders signatory thereto and the Administrative Agent, as amended, restated, supplemented or otherwise modified from time to time.

Horizon Lamps means Horizon Lamps, Inc., a New Jersey corporation.
Nordson UV means Nordson UV Limited, a limited liability company registered in England and Wales.
Nordson UV Acquisition means the acquisition by (a) Baldwin Europe Consolidated B.V. of all of the outstanding share capital of Nordson UV and (b) Baldwin Americas Corporation of all of the issued and outstanding shares of capital stock of Horizon Lamps, in each case in accordance with the Nordson UV Acquisition Agreement.
Nordson UV Acquisition Agreement means a stock purchase agreement by and among Nordson Corporation, the Parent, Baldwin Europe Consolidated B.V. and Baldwin Americas Corporation in the form of Exhibit A to Amendment No. 7 with such amendments or other modifications (if any) thereto to the extent permitted under Section 11.12.
Nordson UV Acquisition Conditions means each of the following (whether a condition is mentioned once or more than once):
(A) immediately before and after giving effect to the Nordson UV Acquisition, no Event of Default or Unmatured Event of Default shall exist;
(B) the representations and warranties of each Borrower and any other Credit Party contained in each of the Loan Documents are true and correct in all respects (or if the applicable representation or warranty is not qualified by a materiality qualifier, true and correct in all material respects) on the proposed consummation date of the Nordson UV Acquisition as though made on and as of each such date (except to the extent stated to relate to a specific earlier date, in which case such representations and warranties were true and correct in all respects (or if the applicable representation or warranty is not qualified by a materiality qualifier, true and correct in all material respects) as of such earlier date);
(C) (i) all applicable waiting periods, if any, with respect to the Nordson UV Acquisition shall have expired without any action being taken by any competent governmental authority which restrains, prevents or imposes any adverse conditions upon the consummation of the Nordson UV Acquisition, (ii) the Nordson UV Acquisition shall be consummated in accordance with, and in full compliance with (and satisfaction of), (aa) all applicable laws and regulations and (bb) the terms and conditions of the Nordson UV Acquisition Agreement and no condition to closing under the Nordson UV Acquisition Agreement shall be modified or waived unless such modification or waiver shall be approved by the Agent in its discretion;

(D) all representations and warranties by all parties under the Nordson UV Acquisition Agreement (and any related document) shall be true and correct in all material respects as of the day of closing of the Nordson UV Acquisition (nothing contained herein shall, or shall be interpreted to, limit (or constitute a waiver of) any claim or right of the Parent or any other Loan Party (or of the Agent as collateral assignee of such claims or rights) against Nordson Corporation for any breach by Nordson Corporation of any representation or warranty by Nordson Corporation under the Nordson UV Acquisition Agreement (or any such related document);
(E) No finder’s, broker’s or investment banker’s fee or other similar fee, except for the EuroConsult fee referred to in the Nordson UV Acquisition Agreement, is payable by the Parent or any of its Subsidiaries in connection with the Nordson UV Acquisition;
(F) any actions required by the Administrative Agent under the Guaranty and Collateral Agreement (and any other applicable Collateral Document) in connection with the Nordson UV Acquisition will be satisfied simultaneously with the closing of such Acquisition including without limitation adding Horizon Lamps as a Full Pledging Guarantor thereunder and the delivery of all applicable certificated securities and related stock or other transfer powers with respect to the Capital Securities of Horizon Lamps and Nordson UV (provided, however, that at the discretion of the Administrative Agent some or all of such actions may be taken after such closing and, in such event, the Parent hereby covenants to cause all such post-closing actions to be taken and the failure to do same shall be an Event of Default under the Credit Agreement); and
(G) the Nordson UV Acquisition must be consummated no later than June 30, 2010 (or such later date as the Administrative Agent may approve in its discretion).
Nordson UV Acquisition Note means an unsecured subordinated promissory note of the Parent in the principal amount of $2,150,000 (as such principal amount may be adjusted pursuant to Section 9 of such subordinated promissory note) with a final maturity date in June of 2015 and otherwise in the form attached as Exhibit D to Amendment No. 7.
Nordson UV Acquisition Indemnification Obligations means the indemnification obligations of the Parent set forth in the Nordson UV Acquisition Agreement.
Technotrans Litigation Recovery means the 6,500,000 Euros that were received by the Parent and/or by one or more of its Subsidiaries in settlement of the Technotrans Litigation.
     2.02 Amendment to Definition of Consolidated Net Income. The definition of the term Consolidated Net Income set forth in Section 1.1. of the Credit Agreement is hereby amended by adding the following sentence to the end thereof: “In calculating Consolidated Net Income for purposes of determining EBITDA (i) with respect to any financial covenant (including any financial covenant set forth in Section 11.14) for any testing period, or as of any testing date, ending on or after March 31, 2010 and (ii) determining Excess Cash Flow for the Fiscal Year of the Parent and its Subsidiaries ending June 30, 2010, any income or gain with respect to the Technotrans Litigation Recovery shall be excluded.
     2.03 Amendment to Definition of EBITDA. The definition of the term EBITDA set forth in Section 1.1. of the Credit Agreement is hereby amended by:
               (a) deleting the phrase “, and (x)” and inserting in lieu thereof the phrase “, (x)”;
     (b) deleting the phrase “, the “Fifth Amendment Expenses”),” and inserting in lieu thereof the phrase: “, the “Fifth Amendment Expenses”), (xi) to the extent paid by the Borrowers and not capitalized, the $20,000 waiver fee under Amendment No. 6 and the legal fees of the Administrative Agent incurred in connection with Amendment No. 6 and (xii) to the extent paid by the Borrowers and not capitalized, the $100,000 amendment fee under Amendment No. 7 and the legal fees and Capstone fees incurred by the Agent in connection with Amendment No. 7,”; and
     (c) adding a new sentence to the end of such definition to read in its entirety as follows: “In addition, such adjustments shall be made when calculating EBITDA as shall in good faith be required by the Administrative Agent in connection with the Nordson UV Acquisition (including without limitation the elimination of one-time events (whether expense, loss, income or gain) associated with the Nordson UV Acquisition).”
    2.04 Amendment to Definition of Excess Cash Flow. The definition of the term Excess Cash Flow set forth in Section 1.1. of the Credit Agreement is hereby amended by deleting the phrase “and minus (i) any Fifth Amendment Expenses (as defined in the definition of EBITDA) paid in cash by the Parent and its Subsidiaries in such Fiscal Year and added-back in calculating EBITDA pursuant to clause (x) of the definition of EBITDA” and inserting in lieu thereof the phrase ”, minus (j) any Fifth Amendment Expenses (as defined in the definition of EBITDA) paid in cash by the Parent and its Subsidiaries in such Fiscal Year and added-back in calculating EBITDA pursuant to clause (x) of the definition of EBITDA and minus (k) the $20,000 waiver fee and the $100,000 amendment fee and legal and consulting fees respectively referred to in clauses (xi) and (xii) of the definition of EBITDA in each case to the extent paid in cash by the Parent and its Subsidiaries in such Fiscal Year”. Such definition is hereby further amended by adding the following sentence to the end thereof: “In addition, such adjustments shall be made when calculating Excess Cash Flow as shall in good faith be required by the Administrative Agent in connection with the Nordson UV Acquisition and/or any adjustments made to EBITDA in connection with the Nordson UV Acquisition.”
     2.05 Amendment of Section 6.2.2. Clause (iii) of Section 6.2.2(a) of the Credit Agreement is hereby amended by deleting the phrase “clauses (a) through (k) of Section 11.1” and inserting in lieu thereof the phrase “clauses (a) through (l) of Section 11.1”.

     2.06 Amendment to Section 10.1.6. Section 10.1.6(a) of the Credit Agreement is hereby amended by (1) in clause (i) thereof deleting the phrase “for the consecutive three (3) month period ending with such month” and inserting in lieu thereof the phrase “and for any period tested under Section 11.14.4 ending with the last day of such month” and (2) amending and restating clause (ii) thereof to read in its entirety as follows: “(ii) certifying as to whether or not any applicable Currency Adjusted Net Sales financial covenant set forth in Section 11.14.4 for any testing period ending on such last day has been satisfied and”.
     2.07 Amendment to Section 11.1. Section 11.1 of the Credit Agreement is hereby amended by amending and restating Section 11.1(h) to read in its entirety as follows:
(h)	Contingent Liabilities (i) arising under the indemnification obligations of the Parent under the Related Agreements, (ii) arising with respect to customary indemnification obligations in favor of (aa) sellers in connection with Acquisitions (if any), except the Nordson UV Acquisition, permitted under Section 11.5 and (bb) purchasers in connection with dispositions permitted under Section 11.5 and (iii) the Nordson UV Acquisition Indemnification Obligations;.
     2.08 Amendment to Section 11.1. Section 11.1 of the Credit Agreement is further hereby amended by: (i) deleting the phrase “Yen and” at the end of Section 11.1(j) and inserting in lieu thereof the phrase “Yen;”, (ii) deleting the phrase “and 11.1(i)” at the end of Section 11.1(k) and inserting in lieu thereof the phrase “and 11.1(i); and”, and (iii) adding a new Section 11.1(l) to read in its entirety as follows:
(l)	the Debt of the Parent under the Nordson UV Acquisition Note (if issued).
      2.09 Amendment to Section 11.5. Section 11.5 of the Credit Agreement is hereby amended by (1) deleting the phrase “; and (vii)” and inserting in lieu thereof the phrase “; (vii)”, (2) deleting the phrase “to the purchased assets.” at the end of clause (M) of Section 11.5(vii) and inserting in lieu thereof the phrase “to the purchased assets; and”, and (3) adding a new Section 11.5(viii) to read in its entirety as follows:
“(viii) the Nordson UV Acquisition provided that all of the Nordson UV Acquisition Conditions are fully satisfied (and the consummation of the Nordson UV Acquisition shall be deemed a representation and warranty by the Borrowers that the Nordson UV Acquisition Conditions have all been so satisfied).
     2.10 Amendment to Section 11.11. Section 11.11 of the Credit Agreement is hereby amended by amending and restating Section 11.11(g) to read as follows:

(g) Investments (subject to the limitations of Section 11.5 (including without limitation that no Acquisition may be made under Section 11.5(vii) on or after March 31, 2009)) to consummate (i.e., used to pay the purchase price for) Acquisitions (if any) permitted by Section 11.5 but excluding from this clause (i) the Nordson UV Acquisition; and (ii) the Nordson UV Acquisition to the extent permitted under Section 11.5(viii);
     2.11 Amendment to Section 11.12. Section 11.12 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
11.12 Restriction on Amendments to Certain Documents, etc. Not, and not permit any Subsidiary to, (i) materially amend or otherwise materially modify, or waive any material rights under, the Related Agreements (without limiting what is otherwise material, any amendment, modification or other waiver which is adverse to the interests of the Lenders or the Administrative Agent shall be deemed material), (ii) materially amend or otherwise materially modify, or waive or fail to enforce any material rights under, the Nordson UV Acquisition Agreement or any related document other than the Nordson UV Acquisition Note (without limiting what is otherwise material, any amendment, modification, waiver or failure to enforce which is adverse to the interests of the Lenders or the Administrative Agent shall be deemed material), (iii) amend or otherwise modify, or waive or fail to enforce any rights under, the Nordson UV Acquisition Note (except that the Parent can agree to lower the interest rate under the Nordson UV Acquisition Note), (iv) make any prepayment (whether in whole or in part) of any principal or interest or of other amount under the Nordson UV Acquisition Note, (v) purchase the Nordson UV Acquisition Note or any part thereof or interest therein, or (vi) make any direct or indirect payment (whether of principal, interest or other amount) under the Nordson UV Acquisition Note that is prohibited by, or take any other action which is prohibited by, the subordination provisions set forth in the Nordson UV Acquisition Note.
     2.12 Amendment to Section 11.14.1. Section 11.14.4 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
11.14.1 EBITDA. Not permit EBITDA for any of the following periods to be less than the following respective amounts of minimum EBITDA set forth below for such period:

Period	Minimum EBITDA
The two consecutive Fiscal Quarters ending December 31, 2009	$1,100,000
The three consecutive Fiscal Quarters ending March 31, 2010	$968,000
The four consecutive Fiscal Quarters ending June 30, 2010	$2,769,000
Each Four Fiscal Quarter Computation Period ending on or after September 30, 2010	$12,000,000
     2.13 Amendment to Section 11.14.4. Section 11.14.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
11.14.4	Currency Adjusted Net Sales. Not permit Currency Adjusted Net Sales for any of the following periods to be less than the following respective amounts set forth below for each such period:

Minimum Currency Adjusted
Period	Net Sales for the Applicable Period
Three Consecutive Months Ending July 31, 2009	$35,152,500
Three Consecutive Months Ending Aug. 31, 2009	$33,100,500
Three Consecutive Months Ending Sept. 30, 2009	$33,525,500
Three Consecutive Months Ending Oct. 31, 2009	$38,165,100
Three Consecutive Months Ending Nov. 30, 2009	$38,687,300
Three Consecutive Months Ending Dec. 31, 2009	$36,116,300
Three Consecutive Months Ending Jan. 31, 2010	$33,658,800
Three Consecutive Months Ending Feb. 28, 2010	$33,890,400
Three Consecutive Months Ending March 31, 2010	$37,709,300
Month of May of 2010	$9,538,000
Two Consecutive Months Ending June 30, 2010	$25,967,000
Three Consecutive Months Ending July 31, 2010	$37,200,000
Three Consecutive Months Ending Aug. 31, 2010	$38,689,000
Three Consecutive Months Ending Sept. 30, 2010	$34,866,000
     2.14 Amendment to Section 13.1.2. Section 13.1.2 of the Credit Agreement is hereby amended by adding the following sentence to the end thereof:

Without limiting the foregoing, and without regard to the $1,000,000 threshold amount set forth above, (i) any event of default under, any acceleration of the debt under, or any violation of the subordination provisions of, the Nordson UV Acquisition Note or (ii) any material breach by the Parent of any material term or provision of the Nordson UV Acquisition Agreement (or any material related document) shall, in each case, be an Event of Default under this Section 13.1.2.
     2.15 Loan Documents. For the avoidance of doubt, it is agreed that the subordination provisions of the Nordson UV Acquisition Note are part of the Loan Documents and the Administrative Agent shall have the right to take actions under (including the sending of notices) and enforce such provisions and, in doing so, shall be entitled to the protections and other benefits of Section 14 (and other applicable terms of) the Credit Agreement.
     2.16 Amendment to Exhibit B. Exhibit B to the Credit Agreement is hereby amended and restated to read in its entirety as set forth in Exhibit B attached hereto and hereby made a part hereof.
     2.17 Amendment to Exhibit C. Exhibit C to the Credit Agreement is hereby amended and restated to read in its entirety as set forth in Exhibit C attached hereto and hereby made a part hereof.
     2.18 Authorization to Administrative Agent; Certain Other Actions.
     (a) Administrative Agent is hereby authorized by the Required Lenders to enter into (and the Required Lenders hereby consent to the Administrative Agent entering into) such amendments (with any or all of the Credit Parties and/or any other Subsidiary of the Parent) to the Guaranty and Collateral Agreement (or other Collateral Documents or other Loan Documents), and to take such other actions, in each case on behalf of the Lenders and the Administrative Agent, as the Administrative Agent may determine to be necessary or desirable to reflect or account for the Nordson UV Acquisition and/or any new Subsidiaries resulting from the Nordson UV Acquisition, to implement the provisions of Section 2.18(b) below, and to otherwise further carry at the terms and provisions of (and intent of) the Collateral Documents and/or this Amendment and/or cause any Collateral Document (or other Loan Document) to be consistent with this Amendment or the other Loan Documents. The Credit Parties hereby covenant to enter into such amendments (and cause their Subsidiaries to enter into such amendments), and take such other actions, as the Administrative Agent shall in good faith request in connection with the foregoing.
     (b) The Credit Parties agree that, if requested by the Administrative Agent at any time, they shall cause BEC BV to execute and deliver such pledge agreements, under the laws of England and Wales, with respect to the Capital Securities of Nordson UV and/or any other Subsidiary organized or registered under the laws of England and Wales, pledging such Capital Securities under such laws to secure the guaranty by BEC BV (under the Guaranty and Collateral Agreement) of the Obligations of Newco, BGG and Oxy-Dry GmbH and to execute and deliver such other documents relating thereto as the Administrative Agent may request in connection with same (including an appropriate amendment to the definition of Foreign Pledge Agreements to reflect that such pledge agreements shall be part of the Foreign Pledge Agreements). Nothing contained in the prior sentence shall, or shall be interpreted to, limit the pledge under the Guaranty and Collateral Agreement of any such Capital Securities (whether now or hereafter issued).
ARTICLE III
CERTAIN WAIVER
     3.01 Waiver. The Required Lenders hereby waive the Specified Event of Default The foregoing waiver in this Section 3.01 is limited solely to the Specified Event of Default and shall not apply to any other Events of Default or Unmatured Events of Default which may now or hereafter exist. Without limiting the generality of the immediately preceding sentence, the Borrowers (and other Credit Parties) hereby acknowledge and agree that (i) the waiver set forth in the first sentence of this paragraph does not apply to any breach of Sections 11.14.4 of the Credit Agreement other than the breach of Section 11.14.4 (as it existed prior to the amendments set forth in this Amendment) for the consecutive three-month period ending May 31, 2010 and (ii) nothing contained in this paragraph shall, or shall be interpreted to, limit the provisions of Section 11.14.4 of the Credit Agreement as amended by this Amendment (including without limitation, for the avoidance of doubt, the Currency Adjusted Net Sales test for the month of May of 2010). Each of the Borrowers and the other Credit Parties hereby consents to, and acknowledges the availability of, each and every right and remedy set forth in the Credit Agreement, the Guaranty and Collateral Agreement and the other Loan Documents with respect to any Event of Default other than the Specified Event of Default.
ARTICLE IV
CONDITIONS PRECEDENT
     4.01 Conditions to Effectiveness. The effectiveness of the amendments set forth in Article II above and the waiver set forth in Section 3.01 above are each subject to the satisfaction (by no later than June 9, 2010 unless the Administrative Agent extends such date) of the following conditions precedent, unless specifically waived in writing by the Administrative Agent:
     (a) The Administrative Agent shall have received the following documents, each in form and substance satisfactory to the Administrative Agent and its legal counsel:
     (i) this Amendment duly executed by Borrowers and the other Credit Parties and the Lenders constituting at least the Required Lenders; and
     (ii) such other documents as reasonably requested by the Administrative Agent;
     (b) Borrowers shall have paid all costs and expenses (including reasonable attorneys’ fees and disbursements) and fees of the Administrative Agent including without limitation the following legal and consultant fees: (i) Capstone (as defined below): $85,994.89, (ii) Finn Dixon & Herling LLP: $30,942.35, and (iii) Jones Day: $4,000; and

     (c) The Borrowers shall pay the Amendment No. 7 Fee (as defined below).
ARTICLE V
AMENDMENT FEE
     5.01 Amendment Fee. In consideration of the Required Lenders entering into this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrowers hereby agree to pay, no later than the date of this Amendment, to each Lender who executes and delivers this Amendment on or before the date hereof, an amendment fee (the “Amendment No. 7 Fee”) equal to such Lender’s Pro-Rata Share (as defined in clause (d) of the definition of Pro-Rata Share) of $100,000. The Amendment No. 7 Fee shall be fully earned on the date hereof.
ARTICLE VI
NO WAIVER
     6.01 No Waiver. Other than the waiver set forth in Section 3.01, nothing contained in this Amendment shall be construed as a waiver by the Administrative Agent or the Lenders of any covenant or provision of the Credit Agreement, the Guaranty and Collateral Agreement, this Amendment, the other Loan Documents, or of any other contract or instrument among the Borrowers and/or the other Credit Parties, as the case may be, and the Administrative Agent and/or the Lenders (and/or their respective Affiliates), as the case may be, and the failure of the Administrative Agent and/or Lenders (and/or their respective Affiliates) at any time or times hereafter to require strict performance by the Borrowers and/or the other Credit Parties of any provision thereof shall not waive, affect or diminish any right of the Administrative Agent and the Lenders (or their respective Affiliates) to thereafter demand strict compliance therewith.
ARTICLE VII
RATIFICATIONS, REPRESENTATIONS AND WARRANTIES; CONFIRMATIONS
     7.01 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in Credit Agreement and the other Loan Documents. The terms and provisions of the Credit Agreement and the other Loan Documents, as amended hereby, are ratified and confirmed and shall continue in full force and effect. The Borrowers, the other Credit Parties, the Lenders and the Administrative Agent agree that the Credit Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding obligations of the parties thereto, enforceable against such parties in accordance with their respective terms. Without limiting the generality of the foregoing, the Borrowers and the other Credit Parties hereby confirm and agree that (a) all Liens under the Collateral Documents (as amended) remain in full force and effect (as so amended) and (b) the guaranty obligations and other obligations of the Borrowers and all other Credit Parties under the Guaranty and Collateral Agreement (and other applicable Collateral Documents), as amended, remain in full force and effect (as so amended) and (as set forth in the Guaranty and Collateral Agreement) shall not be impaired or otherwise limited by any waiver or modification set forth in this Amendment (and nothing contained in this Amendment shall, or shall be interpreted to, create a custom, course of dealing or other agreement or arrangement by which the consent or confirmation of any Credit Party to any modification or waiver is required in order to keep any obligations under the Guaranty and Collateral Agreement (and other applicable Collateral Documents) in full force and effect, it being agreed that no such consent or confirmation is necessary or required in order to keep such obligations in full force and effect). Without limiting the generality of the foregoing (or of Section 1.2(e) of the Credit Agreement), it is hereby confirmed and agreed that any reference in the Loan Documents to any Note shall include all amendments, restatements, supplements and other modifications thereto and any Notes issued under Section 15.6.1 of the Credit Agreement and/or other Notes in substitution or replacement of any Note(s). Any breach of any representation, warranty, covenant or confirmation set forth in this Amendment by any Borrower or any other Credit Party shall be deemed to constitute an Event of Default under the Credit Agreement.
     7.02 Representations and Warranties. Each of the Borrowers and the other Credit Parties hereby represents and warrants to the Administrative Agent and the Lenders that (a) the execution, delivery and performance of this Amendment and any and all Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate (or other applicable organization) action on the part of such Borrower or other Credit Party, as the case may be, and will not violate the charter, by-laws or other organizational documents of such Borrower or other Credit Party; (b) the representations and warranties of such Borrower or other Credit Party, as the case may be, contained in any Loan Document are true and correct in all respects (or if the applicable representation or warranty is not qualified by a materiality qualifier, true and correct in all material respects) on the date hereof and on and as of the date of execution hereof as though made on and as of each such date (except to the extent stated to relate to a specific earlier date, in which case such representations and warranties were true and correct in all respects (or if the applicable representation or warranty is not qualified by a materiality qualifier, true and correct in all material respects) as of such earlier date); (c) after giving effect to the amendments and waiver set forth herein, no Event of Default or Unmatured Event of Default under the Credit Agreement has occurred and is continuing; and (d) no Credit Party that is party to the Guaranty and Collateral Agreement has changed its legal name since November 21, 2006 except (i) Newco changed its name from Mainsee 430. VV GmbH to Baldwin Germany Holding GmbH, (ii) Oxy-Dry GmbH changed its name from Oxy-Dry Maschinen GmbH to Baldwin Oxy-Dry GmbH and (iii) Baldwin Southeast Asia Corporation changed its name from Oxy-Dry Asia Pacific, Inc. The Borrowers and the other Credit Parties acknowledge and agree that all unpaid principal of, and accrued and unpaid interest under, each of the Loans is justly owed without claim, counterclaim, cross-complaint, offset, defense or other reduction of any kind against the Lenders or the Administrative Agent.
     7.03 Confirmations. All confirmations and agreements set forth in Sections 7.03, 7.04 and 7.05 of Amendment No. 5 remain in full force and effect.
ARTICLE VIII
MISCELLANEOUS PROVISIONS
     8.01 Survival of Representations and Warranties. All representations and warranties made in the Credit Agreement or the Guaranty and Collateral Agreement or any other Loan Documents or under or in connection with this Amendment, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents.
     8.02 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.
     8.03 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Administrative Agent, the Lenders, the Borrowers and the other Credit Parties and their respective successors and assigns, except that no Borrower or Credit Party may assign or transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent. It is acknowledged and agreed that Bank of America, N.A., has, as successor by merger to LaSalle Bank National Association, succeeded to all of the respective rights and duties of LaSalle Bank National Association as a Lender (including without limitation as the Issuing Lender), and the Administrative Agent under the Loan Documents.
     8.04 Certain Costs and Expenses. Without in any way limiting the generality of Sections 10.2 or 15.5 of the Credit Agreement, the Parent acknowledges and agrees that it shall (i) promptly pay the reasonable fees and disbursements of all legal counsel retained by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment or any future waiver or modification (or proposed modification or waiver whether or not consummated), if any, of any Loan Document(s) and of any review of the documentation for the proposed Nordson UV Acquisition and whether or not the Nordson UV Acquisition is consummated (provided that Borrower shall not have to pay the allocable costs of internal legal services of the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment or in connection with the review of the documentation for the proposed Nordson UV Acquisition, provided it is understood and agreed that this parenthetical phrase shall not, and shall not be interpreted to, limit the right of the Administrative Agent or any Lender to receive the allocable costs of internal legal services with respect to agreements or matters other than the preparation, negotiation, execution and delivery of this Amendment or the review of the documentation for the proposed Nordson UV Acquisition) and (ii) pay all fees of Capstone (as defined in the Modification and Limited Waiver) incurred by the Agent. The Borrowers and other Credit Parties hereby agree that all findings and conclusions and other work product of Capstone shall be protected by the attorney-client privilege and shall not be subject to review or discovery by the Borrowers or any other Credit Party.
     8.05 Counterparts. This Amendment may be executed and delivered by facsimile, portable document format (“.pdf”), Tagged Image File Format (“.TIFF”) or other electronic means of delivery and in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.
     8.06 Preliminary Statements. The Preliminary Statements set forth in this Amendment are accurate and shall form a substantive part of the agreement of the parties hereto.
     8.07 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     8.08 Relationship. The relationship between the Borrowers and other Credit Parties on the one hand and the Lenders and the Administrative Agent on the other hand shall be solely that of borrowers and guarantors, on the one hand, and lender on the other. Neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to any Borrower or other Credit Party arising out of or in connection with this Amendment or any of the other Loan Documents, and the relationship between the Borrowers and other Credit Parties, on the one hand, and the Administrative Agent and the Lenders, on the other hand, in connection herewith or therewith is solely that of debtor and creditor. The Borrowers and other Credit Parties acknowledge that they have been advised by counsel in the negotiation, execution and delivery of this Amendment and the other Loan Documents. No joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby or by the other Loan Documents among the Lenders or among the Borrowers (and other Credit Parties) and the Lenders.
     8.09 Time is of the Essence. The parties hereto (i) have agreed specifically with regard to the times for performance set forth herein and in the other Loan Documents and (ii) acknowledge and agree such times are material to this Amendment and the other Loan Documents. Therefore, time is of the essence with respect to this Agreement and the other Loan Documents.
     8.10 Jury Trial; Indemnification. Without limiting the generality of Sections 15.17, 15.18, 15.19 and 15.20 of the Credit Agreement, it is hereby agreed that the terms and provisions of such Sections shall apply to this Amendment and any transaction or matter contemplated by, in connection with or arising out of this Amendment.
     8.11 Applicable Law. THIS AMENDMENT AND ALL OTHER AGREEMENTS EXECUTED PURSUANT HERETO (EXCEPT AS EXPRESSLY SET FORTH IN ANY SUCH AGREEMENT) SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
     8.12 Final Agreement. THE CREDIT AGREEMENT (AS AMENDED HEREBY) AND THE OTHER LOAN DOCUMENTS REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE CREDIT AGREEMENT (AS AMENDED HEREBY) AND THE OTHER LOAN DOCUMENTS MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING PROVISIONS, THE BORROWERS AND THE OTHER CREDIT PARTIES ACKNOWLEDGE AND AGREE THAT NEITHER ANY LENDER NOR THE ADMINISTRATIVE AGENT HAS MADE ANY PROMISES OR ASSURANCES WITH RESPECT TO, AND THE BORROWERS AND OTHER CREDIT PARTIES ACKNOWLEDGE AND AGREE THAT THERE IS NO ORAL AGREEMENT WITH RESPECT TO, ANY FUTURE AMENDMENT, WAIVER OR OTHER MODIFICATION OF THE LOAN DOCUMENTS OR ANY RESTRUCTURING OR WORKOUT THEREOF OR

WITH RESPECT THERETO. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY THE BORROWERS AND THE REQUIRED LENDERS AND (WITH RESPECT TO MATTERS AFFECTING THE ADMINISTRATIVE AGENT) THE ADMINISTRATIVE AGENT AND (WITH RESPECT TO MATTERS AFFECTING THE ISSUING LENDER) THE ISSUING LENDER.
     8.13 Release. EACH OF THE BORROWERS AND THE OTHER CREDIT PARTIES HEREBY ACKNOWLEDGES THAT, AS OF THE DATE HEREOF, IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED (A) TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS APPLICABLE LIABILITIES UNDER ANY LOAN DOCUMENT, ANY BANK PRODUCT AGREEMENT OR ANY HEDGING AGREEMENT WITH ANY LENDER, THE ADMINISTRATIVE AGENT OR ANY OF THEIR RESPECTIVE AFFILIATES AND/OR (B) TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM THE ADMINISTRATIVE AGENT OR ANY OF THE LENDERS (OR ANY OF THEIR RESPECTIVE AFFILIATES). EACH OF THE BORROWERS AND THE OTHER CREDIT PARTIES HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES THE ADMINISTRATIVE AGENT AND LENDERS, THEIR PREDECESSORS, AGENTS, AFFILIATES, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH SUCH BORROWER OR OTHER CREDIT PARTY MAY NOW OR HEREAFTER HAVE AGAINST THE ADMINISTRATIVE AGENT, LENDERS, THEIR PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING OUT OF OR OTHERWISE IN ANY WAY RELATING IN ANY WAY TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT, HEDGING AGREEMENT, BANK PRODUCT AGREEMENT, THE OBLIGATIONS, ANY OTHER TRANSACTION CONTEMPLATED BY ANY OF THE FOREGOING DOCUMENTS, OR ANY ACTION OR OMISSION OF THE ADMINISTRATIVE AGENT OR ANY LENDER UNDER OR OTHERWISE IN ANY WAY RELATING TO ANY OF THE FOREGOING DOCUMENTS. THE BORROWERS AND OTHER CREDIT PARTIES EXPRESSLY WAIVE ANY PROVISION OF STATUTORY OR DECISIONAL LAW TO THE EFFECT THAT A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE RELEASING PARTY(IES) DOES NOT KNOW OR SUSPECT TO EXIST IN SUCH PARTY’S FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH, IF KNOWN BY SUCH PARTY, MUST OR MIGHT HAVE MATERIALLY AFFECTED SUCH PARTY’S SETTLEMENT WITH THE RELEASED PARTIES. NOTHING CONTAINED IN THIS PARAGRAPH SHALL, OR SHALL BE INTERPRETED TO, IMPAIR ANY RIGHTS OF ANY BORROWER (OR OTHER CREDIT PARTY) WITH RESPECT TO ANY DEPOSIT OR OTHER BANK ACCOUNTS OF SUCH BORROWER OR OTHER CREDIT PARTY (OR ANY OF THEIR

RESPECTIVE SUBSIDIARIES) WITH ANY LENDER OR THE ADMINISTRATIVE AGENT.
[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment as of the date first written above.

BALDWIN TECHNOLOGY COMPANY, INC.
By:	/s/ Karl S. Puehringer
	Name:	Karl S. Puehringer
	Title:	President and Chief Executive Officer

BALDWIN GERMANY HOLDING GMBH
By:	/s/ Karl S. Puehringer
	Name:	Karl S. Puehringer
	Title:	Managing Director

BALDWIN GERMANY GMBH
By:	/s/ Karl S. Puehringer
	Name:	Karl S. Puehringer
	Title:	Managing Director

BALDWIN OXY-DRY GMBH (formerly known as OXY-DRY MASCHINEN GMBH)
By:	/s/ Karl S. Puehringer
	Name:	Karl S. Puehringer
	Title:	Managing Director

BALDWIN GRAPHIC SYSTEMS, INC.
By:	/s/ John P. Jordan
	Name:	John P. Jordan
	Title:	Vice President and Treasurer

OXY-DRY FOOD BLENDS, INC.
By:	/s/ John P. Jordan
	Name:	John P. Jordan
	Title:	Vice President and Treasurer

OXY-DRY U.K., INC.
By:	/s/ John P. Jordan
	Name:	John P. Jordan
	Title:	Vice President

BALDWIN SOUTHEAST ASIA CORPORATION (formerly known as Oxy-Dry Asia Pacific, Inc.)
By:	/s/ John P. Jordan
	Name:	John P. Jordan
	Title:	Vice President

BALDWIN AMERICAS CORPORATION
By:	/s/ Karl S. Puehringer
	Name:	Karl S. Puehringer
	Title:	President

BALDWIN ASIA PACIFIC CORPORATION
By:	/s/ Karl S. Puehringer
	Name:	Karl S. Puehringer
	Title:	President

MTC TRADING COMPANY
By:	/s/ Karl S. Puehringer
	Name:	Karl S. Puehringer
	Title:	President

OXY-DRY CORPORATION
By:	/s/ John P. Jordan
	Name:	John P. Jordan
	Title:	Vice President and Treasurer

BALDWIN EUROPE CONSOLIDATED INC.
By:	/s/ Karl S. Puehringer
	Name:	Karl S. Puehringer
	Title:	President

BALDWIN ROCKFORD CORPORATION
By:	/s/ John P. Jordan
	Name:	John P. Jordan
	Title:	President and CEO

BALDWIN EUROPE CONSOLIDATED B.V.
By:	Baldwin Graphic Equipment BV

By:	/s/ John P. Jordan
Name(s): John P. Jordan
	Title:	Managing Director

By:	/s/ Jacobus Willems
Name(s): Jacobus Willems
	Title:	Managing Director

BALDWIN GRAPHIC EQUIPMENT B.V.
By:	/s/ John P. Jordan
Name(s): John P. Jordan
	Title:	Managing Director

By:	/s/ Jacobus Willems
Name(s): Jacobus Willems
	Title:	Managing Director

BANK OF AMERICA, N.A., as Administrative Agent
By:	/s/ George S. Carey
	Name:	George S. Carey
	Title:	Assistant Vice President

BANK OF AMERICA, N.A., as Lender
By:	/s/ Anthony D. Healey
	Name:	Anthony D. Healey
	Title:	Senior Vice President

WEBSTER BANK, NATIONAL ASSOCIATION, as Lender
By:	/s/ Stephen Corcoran
	Name:	Stephen Corcoran
	Title:	Senior Vice President

RBS CITIZENS, N.A., as Lender
By:	/s/ Robert M. Nemon
	Name:	Robert M. Nemon
	Title:	Vice President